Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Meisenheimer Capital Inc. on Form 10-KSB for the annual period ended February 29, 2000 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operation of Meisenheimer Capital, Inc.

Date: August 25, 2005


/S/ Daniel T. Meisenheimer III
------------------------------
Daniel T. Meisenheimer, III
President

Date: August 25, 2005


/S/ Richard Meisenheimer III
------------------------------
Richard C. Meisenheimer
Chief Financial Officer